Property, Plant and Equipment	6 Months Ended
Jun. 30, 2023
Property, Plant and Equipment [Abstract]
Property, plant and equipment

8. Property, plant and equipment

During the six months ended June 30, 2023, property, plant and equipment decreased by £69.0 million from £122.7 million at December 31, 2022 to £53.7 million at June 30, 2023 primarily due to the transfer of £34.0 million of owned subscription vehicles from property, plant and equipment into inventory to be made available for sale as part of the wind-down of the subscription business.  The Group also recognized a non-cash impairment of £16.3 million relating to leasehold improvements and fixtures and fittings and at sites that have now been vacated as part of the Revised 2023 Plan.

In addition, during the six months ended June 30, 2023, the Group acquired property, plant and equipment with a cost of £0.9 million (six months ended June 30, 2022: £18.7 million) and assets (other than those classified as held for sale) with a net book value of £4.9 million were disposed of by the Group during the six months ended June 30, 2023 (six months ended June 30, 2022: £nil), resulting in a net loss on disposal of £3.3 million in continuing operations (six months ended June 30, 2022: £nil).

The remainder of the movement in property plant and equipment relates to depreciation of £13.9 million (six months ended June 30,2022: £15.0 million).